UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21700

Tortoise North American Energy Corporation
(Exact name of registrant as specified in charter)

10801 Mastin Boulevard, Suite 222
Overland Park, KS 66210
(Address of principal executive offices) (Zip code)

David J. Schulte
10801 Mastin Boulevard, Suite 222
Overland Park, KS 66210
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-913-981-1020

Date of fiscal year end: November 30, 2005

Date of reporting period: November 30, 2005

Item 1. Report to Stockholders.

Tortoise North American Energy Corp.

Yield

Growth

Quality

2005 Annual Report

"...Steady Wins™"

TYN
LISTED
NYSE

Company at a Glance

•

A non-diversified closed-end investment company investing primarily in equity securities of Canadian Royalty and Income Trusts (RITs) and United States Master Limited Partnerships (MLPs) with diversified exposure to the growing and physically integrated North American energy markets

•	Objectives: Yield, Growth, Quality

About Canadian Royalty and Income Trusts (RITs)

RITs are trust units that generally trade on public Canadian stock exchanges such as the Toronto Stock Exchange, and may also trade on public U.S. stock exchanges. In some cases, a RIT may have two classes of trust units: one class which may be owned by Canadian residents; and the other class which may be held by either residents or non-residents of Canada. There are currently more than 60 energy RITs.

About Master Limited Partnerships (MLPs)

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 50 MLPs on the market, mostly in industries related to energy, natural resources and real estate.

Investment Objectives: Yield, Growth and Quality

Tortoise North America invests primarily in publicly traded Canadian RITs and United States MLPs with an emphasis on stable, fee-based midstream and downstream businesses in the North American energy sector.

Our goal is to provide our stockholders with a high level of total return with an emphasis on current distributions paid to stockholders and dividend growth. Energy infrastructure RITs and MLPs are engaged in the transportation, processing, distribution, storage and/or marketing of natural gas liquids such as propane, electricity, coal, crude oil or refined petroleum products or exploring, developing, managing or producing such commodities.

Tortoise North America Versus a Direct Investment in RITs and MLPs

Tortoise North America provides its stockholders with an efficient alternative for investing in a portfolio of RITs and MLPs. A direct investment in Tortoise North America offers the opportunity to receive an attractive distribution that is approximately 80 percent tax deferred with a low correlation to stocks and bonds.

Additional features of Tortoise North America include:

•	One Form 1099 per stockholder at the end of the year, rather than a Canadian NR4 information slip or multiple K-1s and multiple state filings for individual partnership investments;

•	A professional management team, With nearly 100 years combined investment experience, to select and manage the portfolio on your behalf; and

•	The ability to access investment grade credit markets to enhance the dividend rate.

January 20, 2006

OUR FELLOW STOCKHOLDERS,

Thank you for your investment in Tortoise North American Energy Corp. (Tortoise North America). We appreciate the confidence and trust you placed in the management team at Tortoise Capital Advisors. This brief report is for a one-month period from inception through the end of our fiscal year on November 30, 2005.

Investment Goal

Our goal at Tortoise North America is to provide our stockholders with a high level of total return with an emphasis on dividend income. We seek to achieve this goal by investing in a portfolio consisting primarily of debt and equity securities issued by companies in the midstream and downstream North American energy sector, which are organized as Canadian RITs and U.S. MLPs, and other energy companies. RITs and MLPs pay out nearly all of their operating cash flow to investors such as Tortoise North America, enabling the Company to pay attractive dividends.

We believe the midstream and downstream North American energy sectors will provide attractive direct investment opportunities as a result of the substantial capital required to replace and extend the infrastructure. It is our expectation that Canada will supply the U.S. with a growing percentage of its crude oil requirements over the next decade, and that the U.S. and Canadian markets will require new pipeline development in order to keep pace with demand. By financing growth in the sector, we endeavor to generate a predictable and increasing dividend stream to our stockholders.

While Tortoise North America will be subject to certain Canadian withholding taxes, the payment of those taxes is expected to flow-through to stockholders as a foreign tax credit to apply against their U.S. income tax payable on foreign source income, including the income of Tortoise North America attributable to RITs. This foreign tax credit may be utilized to offset part or all of the U.S. federal income tax on the foreign source income.

2005 Annual Report	1

In Conclusion

With the fundamental strength of the North American energy market, and the innovative investment structure pioneered by Tortoise Capital Advisors, we believe that Tortoise North America is well positioned to deliver Yield, Growth and Quality to its stockholders. We look forward to serving you in the coming year and hope to see you at the Annual Stockholders’ Meeting on April 12, 2006. For those unable to attend, please access our webcast of the meeting at www.tortoiseadvisors.com.

Sincerely,

The Managers
Tortoise Capital Advisors, L.L.C.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey	Terry Matlack	David J. Schulte

(Unaudited)

2	Tortoise North American Energy Corp.

BUSINESS DESCRIPTION
November 30, 2005

Tortoise North American Energy

Tortoise North American Energy Corp. (“Tortoise North America”) commenced operations on October 31, 2005. Tortoise North America looks to benefit from the flow of crude oil and natural gas commodities throughout North America. Canada possesses a large supply of crude oil and natural gas while the United States is the world’s largest consumer of these energy commodities. Currently, the U.S. imports more crude oil and natural gas from Canada than any other country. Interconnected pipeline systems transport crude oil and natural gas between the two countries.

Tortoise North America’s investment objective is to provide a high level of total return, with an emphasis on dividend income. Tortoise North America seeks to provide its shareholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian royalty trust and income trusts (collectively, RITs) and publicly traded United States master limited partnerships (MLPs) with an emphasis on the midstream and downstream North American energy sector. RITs and MLPs are considered tax-efficient investment vehicles because they are not subject to taxation applicable to most corporate entities. Tortoise North America is regulated as a non-diversified investment management company, for which Tortoise Capital Advisors, L.L.C. serves as investment adviser.

North American Energy Sector

Under normal circumstances, Tortoise North America will invest at least 80 percent of its total assets in equity securities of North American energy companies. Tortoise North America will invest at least 50 percent of its total assets in the equity securities of RITs in order to pass along the benefits of the foreign tax credit to its shareholders. Also, Tortoise North America will invest up to 25 percent of its total assets in equity securities of MLPs.

The North American energy sector can be generally categorized as follows:

•	Upstream — the development and extraction of energy resources, including natural gas, crude oil and coal from onshore and offshore geological reservoirs.

•

Midstream — the gathering, processing, storing and transmission of energy resources and their by-products in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure.

•

Downstream — the refining, marketing and distribution of refined energy sources, such as customer-ready natural gas propane and gasoline to the end-user customers, and the generation, transmission and distribution of power electricity.

Canadian Royalty Trusts and Income Trusts

Under normal circumstances, Tortoise North America will invest at least 50 percent of its total assets in equity securities of RITs. The RITs that are energy companies can generally be classified in the following categories:

•

Pipeline Trusts are RITs that own and operate crude oil, natural gas, and natural gas liquids pipelines as well as natural gas gathering and processing systems. Pipeline trusts do not have direct commodity exposure because they do not own the product being shipped.

•

Oil and Gas Trusts are RITs that pay out a portion and of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves. To sustain cash distributions, oil and gas trusts replace reserves through reserve additions resulting from internal capital development activities or through acquisitions. In addition, oil and gas trusts use hedging strategies to limit commodity exposure.

•

Power Trusts are RITs that operate hydroelectric, natural gas and waste heating facilities that generate electricity. These trusts sell the electricity produced under long-term fixed price contracts with commercial users of the power or public utilities.

(Unaudited)

2005 Annual Report	3

BUSINESS DESCRIPTION
(Continued)

Master Limited Partnerships

Tortoise North America will invest up to 25 percent of its total assets in equity securities of MLPs. MLPs are listed and traded on a U.S. securities exchange, typically the NASDAQ, NYSE or AMEX. MLPs in which Tortoise North America will invest can generally be classified in the following categories:

•

Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, pipeline MLPs do not have direct commodity prices exposure because they do not own the product being shipped.

•

Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (NGLs). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee-based, although it is not uncommon to have some participation in the process of the natural gas and NGL commodities for a portion of revenue.

•

Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately three percent of the household energy needs in the U.S., largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70 percent of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

While Tortoise North America will invest primarily in equity securities of energy companies organized as RITs and MLPs, Tortoise North America may invest in other energy companies that are not RITs or MLPs. These companies are engaged in the business of transporting, processing, storing, distributing or marketing natural gas, NGLs, electricity, coal, crude oil or refined petroleum products or exploring, developing, managing or producing such commodities or derives 50 percent or more of their revenue from the provision of energy related services to such companies.

Summary of Investment Policies

Under normal circumstances, Tortoise North America will invest at least 80 percent of its total assets including assets obtained through leverage) in securities of energy infrastructure companies, and will invest up to 25 percent of its total assets in equity securities of MLPs.

Tortoise North America has adopted the following additional non-fundamental investment policies:

•	Tortoise North America may invest up to 50 percent of its total assets in restricted securities.

•

Tortoise North America may invest up to 25 percent of total assets in debt securities of energy infrastructure companies, including securities rated below non-investment grade (commonly referred to as “junk bonds”).

(Unaudited)

4	Tortoise North American Energy Corp.

BUSINESS DESCRIPTION
(Continued)

Stockholder Tax Features

Tortoise North America is treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Therefore, Tortoise North America will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders if it meets certain minimum distribution and other requirements. To qualify as a RIC, Tortoise North America will be required to distribute substantially all of its income.

Tax Treatment of Common Share Distributions

Tortoise North America expects that any taxable distributions paid on the common shares will consist of: (i) dividend income from domestic and foreign corporations that under current law is eligible for a reduced tax rate (maximum 15 percent) through 2008, which we refer to as qualified dividend income; (ii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months); and (iii) investment company taxable income (other than qualified dividend income), including non-qualifying dividend or interest income, short-term capital gain, operational or other ordinary income from MLP investments, and income from certain hedging and interest rate transactions. For individuals, currently the maximum federal income tax rate is 15 percent on qualified dividend income, 15 percent on long-term capital gain and 35 percent on investment company taxable income (other than qualified dividend income and long-term capital gain).

The Company expects that the dividend distributions attributable to the RIT equity securities will be treated as qualified dividend income.

Tortoise North America will be subject to certain Canadian taxes, but the payment of those taxes may flow-through to stockholders as a foreign tax credit to apply against their U.S. income tax payable on foreign source income, including the income of Tortoise North America attributable to RITs. This foreign tax credit may be utilized to offset part or all of the U.S. federal income tax on the foreign source income.

If the Company elects to retain net long-term capital gains, Tortoise North America will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

Distributions

Tortoise North America intends to make regular quarterly cash distributions of substantially all of its ordinary taxable income to common shareholders. Tortoise North America expects to declare the initial quarterly dividend on the Company’s common shares following completion of Tortoise North America’s first fiscal quarter of 2006. While Tortoise North America will pay common shareholders at least annually all, or a substantial portion of, its investment taxable income, it may elect to retain some of its net long-term capital gains and reinvest such proceeds.

(Unaudited)
2005 Annual Report	5

SCHEDULE OF INVESTMENTS

	November 30, 2005

	Shares/Face Amount(1)	Value

Master Limited Partnerships—27.8% +
Crude/Refined Products Pipeline—21.2% +
Enbridge Energy Management, L.L.C.	4,000	$188,800
Enbridge Energy Partners, L.P.	79,700	3,666,200
Kinder Morgan Management, L.L.C. #	290,131	13,897,275
Magellan Midstream Partners, L.P.	54,700	1,758,605
Pacific Energy Partners, L.P.	33,000	979,110
Plains All American Pipeline, L.P.	45,300	1,799,316
TEPPCO Partners, L.P.	31,900	1,173,601

		23,462,907

Natural Gas Gathering/Processing—1.4% +
Energy Transfer Partners, L.P.	47,300	1,597,321
Natural Gas/Natural Gas Liquid Pipelines—5.2% +
Enterprise Products Partners, L.P.	186,210	4,660,836
Northern Border Partners, L.P.	24,300	1,037,367

		5,698,203

Total Master Limited Partnerships (Cost $30,526,526)		30,758,431

Canadian Trusts—2.2% +
Crude/Refined Products Pipeline—0.6% +
Pembina Pipeline Income Fund (CAD)	51,800	697,000

Oil and Gas Royalty Trusts—0.5% +
ARC Energy Trust (CAD)	5,400	116,580
Canadian Oil Sands Trust (CAD)	600	64,793
Crescent Point Energy Trust (CAD)	5,700	102,344
Focus Energy Trust (CAD)	6,000	127,888
Progress Energy Trust (CAD)	10,700	154,062

		565,667

Natural Gathering/Processing—0.9% +
AltaGas Income Trust (CAD)	23,000	567,707
Keyera Facilities Income Fund (CAD)	24,000	405,211

		972,918

Natural Gas/Natural Gas Liquid Pipelines—0.2% +
Enbridge Income Fund (CAD)	20,000	239,973

Total Canadian Trusts (Cost $2,199,156)		2,475,558

Corporate Bonds U.S.—4.6% +
Crude/Refined Products Pipeline—3.7% +
SemGroup, L.P., 8.75%, 11/15/2015 ^	$4,000,000	4,040,000

		(Continued)

6	Tortoise North American Energy Corp.

SCHEDULE OF INVESTMENTS
(Continued)

	November 30, 2005

	Shares/Face Amount(1)	Value

Natural Gas Gathering/Processing—0.9% +
Targa Resources, Inc., 8.50%, 11/01/2013 ^	1,000,000	$1,022,500

Total Corporate Bonds (Cost $4,952,304)		5,062,500

Short-Term Investments
Corporate Obligations—Canadian 3.9% +
Manufacturer’s Life, Discount Note (CAD), 3.10%, 12/20/2005 @	5,000,000	4,278,222

Total Corporate Obligations—Canadian (Cost $4,272,364)		4,278,222

Government and Agency Obligations—U.S. 29.6% +
U.S. Treasury Bills, 3.91%, 12/15/2005 @	6,000,000	5,990,888
U.S. Treasury Bills, 3.75%, 12/01/2005 @	15,200,000	15,200,000
FHLB, Discount Notes, 3.85%, 12/08/2005 @	7,500,000	7,494,389
FHLB, Discount Notes, 3.82%, 12/05/2005 @	4,000,000	3,998,302

		32,683,579

Government Obligations—Canadian 23.0% +
Canadian Treasury Bills (CAD), 3.04%, 12/15/2005	19,000,000	16,264,964
Canadian Treasury Bills (CAD), 2.91%, 12/01/2005	10,600,000	9,084,676

		25,349,640

Total Government Obligations (Cost $57,882,468)		58,033,219

Commercial Paper—22.4% +
Honda Canada (CAD), 3.20%, 01/06/2006	5,000,000	4,271,757
U.S. Bank, N.A. (CAD), 3.22%, 12/28/2005	5,000,000	4,275,026
CDP Financial (CAD), 3.13%, 12/15/2005	2,700,000	2,311,257
CDP Financial (CAD), 3.13%, 12/16/2005	2,300,000	1,968,672
Citigroup Finance (CAD), 3.25%, 02/10/2006	4,000,000	3,406,645
GE Capital Canada (CAD), 3.22%, 01/17/2006	5,000,000	4,267,518
Wells Fargo Canada (CAD), 3.19%, 01/04/2006	5,000,000	4,272,528

Total Commercial Paper (Cost $24,745,336)		24,773,403

		(Continued)

2005 Annual Report	7

SCHEDULE OF INVESTMENTS
(Continued)

	November 30, 2005

	Shares/Face Amount (1)	Value

Canadian Time Deposits — 17.8%+
Wachovia Corp. (CAD), 2.98%, 12/01/2005	18,000,000	15,426,808
Wachovia Corp. (CAD), 2.94%, 12/08/2005	5,000,000	4,285,225

Total Canadian Time Deposits (Cost $19,373,238)		19,712,033

Canadian Short-Term Investment — 4.3%+
Fidelity Institutional Cash Fund (CAD)	5,483,788	4,699,853

Total Canadian Short-Term Investment (Cost $4,649,955)		4,699,853

Total Investments— 135.6%+ (Cost $148,601,347)		149,793,219
Liabilities in Excess of Other Assets — (35.6)+		(39,341,813)

Net Assets— 100.0%		$110,451,406

Footnotes and Abbreviations

CAD—Canadian Dollar

FHLB—Federal Home Loan Bank

(1)	Face amount is stated in U.S. Dollars unless otherwise indicated.

+	Calculated as a percentage of net assets.

#	Security distributions are paid in kind.

@	Rate reported is the effective yield at time of purchase.

^	These securities are deemed to be restricted; see Note 8 for further disclosure.

See Accompanying Notes to the Financial Statements.

8	Tortoise North American Energy Corp.

STATEMENT OF ASSETS & LIABILITIES

November 30, 2005

Assets
Investments at value (cost $148,601,347)	$149,793,219
Foreign currency at value (cost $1,636,717)	1,636,717
Interest and dividend receivable	60,837
Prepaid expenses and other assets	27,376

Total assets	151,518,149

Liabilities
Payable for investment securities purchased	40,428,840
Accrued expenses and other liabilities	568,323
Payable to Adviser	69,580

Total liabilities	41,066,743

Net assets applicable to common stockholders	$110,451,406

Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 4,612,640 shares issued and outstanding (100,000,000 shares authorized)	$4,613
Additional paid-in-capital	109,089,614
Undistributed net investment income	165,425
Accumulated net realized loss on investments and foreign currency transactions	(275)
Net unrealized gain on investments, foreign currency and translation of other assets and liabilities denominated in foreign currency	1,192,029

Net assets applicable to common stockholders	$110,451,406

Net Asset Value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$23.95

See Accompanying Notes to the Financial Statements.

2005 Annual Report	9

STATEMENT OF OPERATIONS

Period from October 31, 2005(1) through November 30, 2005

Investment Income
Interest income	$246,564
Dividends from money market mutual funds	18,192
Distribution income from master limited partnerships and Canadian trusts	14,880

Total Investment Income	279,636

Expenses
Advisory fees	92,772
Administrator fees	8,493
Professional fees	38,487
Reports to stockholders	54,342
Directors’ fees	7,644
Custodian fees and expenses	1,856
Registration fees	2,541
Stock transfer agent fees	1,121
Other expenses	3,219

Total Expenses	210,475
Less expense reimbursement by Adviser	(23,193)

Net Expenses	187,282

Net Investment Income	92,354

Realized and Unrealized Gain on Investments and Foreign Currency Transactions
Net realized gain on investments and foreign currency transactions	72,796
Net unrealized appreciation of investments	1,191,872
Net unrealized appreciation of foreign currency and translation of other assets and liabilities denominated in foreign currency	157

Net Realized and Unrealized Gain	1,264,825

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$1,357,179

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements.

10	Tortoise North American Energy Corp.

STATEMENT OF CHANGES IN NET ASSETS

Period from October 31, 2005(1) through November 30, 2005

Operations
Net investment income	$92,354
Net realized gain on investments and foreign currency transactions	72,796
Net unrealized appreciation of investments	1,191,872
Net unrealized appreciation of foreign currency and translation of other assets and liabilities denominated in foreign currency	157

Net increase in net assets applicable to common stockholders resulting from operations	1,357,179

Capital Stock Transactions
Proceeds from initial public offering of 4,600,000 common shares	115,000,000
Underwriting discounts and offering expenses associated with the issuance of common stock	(6,050,600)

Net increase in net assets applicable to common stockholders from capital stock transactions	108,949,400

Total increase in net assets applicable to common stockholders	110,306,579
Net Assets
Beginning of period	144,827

End of period	$110,451,406

Undistributed net investment income, at the end of period	$165,425

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements.

2005 Annual Report	11

FINANCIAL HIGHLIGHTS

Period from October 31, 2005(1) through November 30, 2005

Per Common Share Data (2)
Public offering price	$25.00
Underwriting discounts and offering expenses associated with the issuance of common stock	(1.31)
Income from Investment Operations:
Net investment income	0.02
Net realized and unrealized gain on investments	0.24

Total increase from investment operations	0.26

Net Asset Value, end of period	$23.95

Per common share market value, end of period	$25.00
Total Investment Return Based on Market Value (3)	0.00%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$110,451
Ratio of expenses to average net assets before waiver (4)	2.02%
Ratio of expenses to average net assets after waiver (4)	1.77%
Ratio of net investment income to average net assets before waiver (4)	0.75%
Ratio of net investment income to average net assets after waiver (4)	1.00%
Portfolio turnover rate	0.00%

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Not annualized. The total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported.

(4)	Annualized for periods less than one full year.

See Accompanying Notes to the Financial Statements.

12	Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS
November 30, 2005

1. Organization

Tortoise North American Energy Corp. (the “Company”) was organized as a Maryland corporation on January 13, 2005, and is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on dividend income paid to stockholders. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian royalty trusts and income trusts (collectively, “RITs”) and publicly traded U.S. master limited partnerships (MLPs), with an emphasis on the midstream and downstream North American energy sector. The Company commenced operations on October 31, 2005. The Company’s shares are listed on the NYSE under the symbol “TYN”.

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

C. Foreign Currency Translation

For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

2005 Annual Report	13

NOTES TO FINANCIAL STATEMENTS
(Continued)

D. Forward Foreign Currency Contracts

The Company may enter into forward foreign currency contracts as hedges against specific transactions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded in the statement of operations. The Company recognizes gains or losses at the time forward contracts are extinguished.

E. Foreign Withholding Taxes

The Company may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.

F. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from the Company’s investments in RITs are generally comprised of income. Distributions from MLPs are generally comprised of income and return of capital. The Company records MLP investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

G. Dividends to Stockholders

Dividends to stockholders are recorded on the ex-dividend date. The Company intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income to stockholders. Investment company taxable income includes, among other items, dividends, interest and the excess of any net short-term capital gain, reduced by deductible expenses. The character of dividends to stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. There were no dividends to stockholders for the fiscal period ended November 30, 2005.

H. Federal Income Taxation

The Company qualifies as a regulated investment company (RIC) under the U.S. Internal Revenue Code of 1986, as amended (the Code). As a result the Company generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to meeting other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes, and RITs, which generally are treated as corporations for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLPs taxable income in computing its own taxable income.

I. Organization Expenses and Offering Costs

The Company is responsible for paying all organizational expenses and offering costs. Offering costs, which amounted to $875,600, related to the issuance of common stock, are charged as a reduction of additional paid-in-capital when the shares are issued. Organizational costs, which amounted to $156,525, were expensed as incurred.

J. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the

14	Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS
(Continued)

Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Concentration of Risk

The Company’s investment objective is to provide stockholders with a high level of total return, with an emphasis on dividend income. Under normal conditions, the Company will invest at least 80 percent of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector with their primary operations in North America (Energy Companies). Energy Companies include companies that derive more than 50 percent of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company intends to invest at least 50 percent of its total assets in RITs and no more than 25 percent of its total assets in equity securities of MLPs. The Company may invest up to 50 percent of its total assets in restricted securities. As of November 30, 2005, the market value of investments in Canadian and United States issues were $81,288,709 (74 percent of net assets) and $68,504,510 (62 percent of net assets), respectively.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the Adviser). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 1.00 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares, if any) (Managed Assets), in exchange for the investment advisory services provided. For the period following the commencement of the Company’s operations through October 31, 2006, the Adviser has contractually agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.25 percent of the Company’s average monthly Managed Assets.

The Company has engaged SEI Investments Global Funds Services to serve as the Company’s administrator (the Administrator). The Company pays the Administrator a monthly fee computed at an annual rate of 0.05 percent of the first $500 million of the Company’s Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $100,000.

Wachovia Bank, N.A. serves as custodian of the Company’s cash and investment securities. The Company pays the custodian an annual fee of 0.004 percent of the average daily market value of the Company’s domestic assets, and 0.015 percent of the average daily market value of the Company’s Canadian assets.

Computershare Investor Services, LLC serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

5. Income Taxes

As required, the Company has recorded certain reclassifications within the components of net assets. These reclassifications have no impact on the net asset value of the Company, and are primarily due to offering costs and foreign currency transactions. As of November 30, 2005, the Company increased undistributed net investment income by $230,024, decreased accumulated net realized loss on investments by $73,071 and decreased additional paid in capital by $156,953.

As of November 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$215,324
Post-October losses	(275)
Unrealized appreciation	1,142,130

Distributable earnings	$1,357,179

Post-October losses represent losses realized on investment transactions from November 1, 2005 through November 30, 2005 that, in accordance with federal income tax regulations, the Company may elect to defer and treat as having arisen in the following year. For federal income tax purposes, capital loss carryforwards may

2005 Annual Report	15

NOTES TO FINANCIAL STATEMENTS
(Continued)

be carried forward and applied against future capital gains. There were no capital loss carryforwards as of November 30, 2005.

At November 30, 2005, the cost basis of investments for federal income tax purposes was $148,651,246. At November 30, 2005, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,325,676
Gross unrealized depreciation	(183,703)

Net unrealized appreciation	$1,141,973

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the marking to market of a passive foreign investment company for federal income tax purposes.

6. Restricted Securities

Certain of the Company’s investments are restricted. The table below shows the principal amount, acquisition date, acquisition cost and percent of net assets which the securities comprise.

Company	Security	Principal Amount	Acquisition Date	Acquisition Cost	Percent of Net Assets

SemGroup, L.P.	Corporate Bond	$4,000,000	11/04/05	$3,934,931	3.7%
Targa Resources Inc.	Corporate Bond	$1,000,000	11/09/05	$1,017,373	0.9

				$4,952,304	4.6%

7. Investment Transactions

For the period from October 31, 2005 (commencement of operations) through November 30, 2005, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $37,678,223 and $0 (excluding short-term and government securities), respectively.

8. Common Stock

The Company has 100,000,000 shares of beneficial interest authorized and 4,612,640 shares outstanding at November 30, 2005. Transactions in common shares for the period October 31, 2005 (commencement of operations) through November 30, 2005, were as follows:

Beginning shares	12,640
Shares sold through initial public offering	4,600,000

Ending shares	4,612,640

9. Subsequent Event

On December 9, 2005, the Company’s Board of Directors approved the issuance of up to $40,000,000 of auction rate notes.

16	Tortoise North American Energy Corp.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Tortoise North American Energy Corporation

We have audited the accompanying statement of assets and liabilities of Tortoise North American Energy Corporation (the Company), including the schedule of investments, as of November 30, 2005, and the related statements of operations, changes in net assets, and financial highlights for the period from October 31, 2005 (commencement of operations) through November 30, 2005. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Company at November 30, 2005, the results of its operations, changes in its net assets, and its financial highlights for the period from October 31, 2005 (commencement of operations) through November 30, 2005, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
January 6, 2006

2005 Annual Report	17

COMPANY OFFICERS AND DIRECTORS

Name and Age*	Position (s) Held with Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director

Independent Directors

Conrad S. Ciccotello, 45	Director since 2005

Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University since 1999; Director of Graduate Personal Financial Planning Programs, Editor, Financial Services Review since 2001 (an academic journal dedicated to the study of individual financial management). Formerly, faculty member, Pennsylvania State University (1997-1999).

			Three	None

John R. Graham, 60	Director since 2005

Executive-in-Residence and Professor of Finance, College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc. and Owner of Graham Ventures. Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).

			Three	Erie Indemnity Company; Erie Family Life Insurance Company; Kansas State Bank

Charles E. Heath, 63	Director since 2005	Retired in 1999. Formerly, Chief Investment Officer, General Electric’s Employers Reinsurance Corporation (1989-1999). CFA since 1974.	Three	None

Interested Directors and Officers

H. Kevin Birzer, 46	Director and Chairman of the Board since 2005

Managing Director of the Adviser. Partner/Senior Analyst, Fountain Capital Management, L.L.C. (“Fountain Capital”), a registered investment advisor (1989-present); Formerly, Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); Vice President, F. Martin Koenig & Co. (1983-1986).

			Three	None

Terry C. Matlack, 49	Director and Chief Financial Officer since 2005	Managing Director of the Adviser. Managing Director, Kansas City Equity Partners LC (“KCEP”), a private equity firm (2001-present); Formerly, President, GreenStreet Capital (1995-2001).	Three	None

David J. Schulte, 44	President and Chief Executive Officer since 2005	Managing Director of the Adviser. Managing Director, KCEP(1993-present)	Three	None

Zachary A. Hamel, 40	Secretary since 2005	Managing Director of the Adviser. Partner/Senior Analyst with Fountain Capital (1997-present)	Three	None

Kenneth P. Malvey, 40	Vice President since 2005, Treasurer since November 2005

Managing Director of the Adviser. Partner/Senior Analyst, Fountain Capital (2002-present) Formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002).

			Three	None

* The address of each of these individuals is 10801 Mastin Blvd., Suite 222, Overland Park, Kan. 66210

(Unaudited)

18	Tortoise North American Energy Corp.

ADDITIONAL INFORMATION
(Unaudited)

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Tortoise North American Energy Corp.’s actual results are the performance of the portfolio of stocks held by Tortoise North American Energy Corp., the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of Tortoise North American Energy Corp. will trade in the public markets and other factors discussed in Tortoise North American Energy Corp.’s periodic filings with the Securities and Exchange Commission (SEC).

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (800) 919-0315; and (ii) on the SEC’s Web site at www.sec.gov. The Company did not begin operation until October 2005 and did not vote proxies relating to portfolio securities during the period ended June 30, 2005.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q and statement of additional information are available without charge upon request by calling the Company at (800) 919-0315 or by visiting the U.S. SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the Commission’s Public Reference Room in Washington DC. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Certification Disclosure

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about our shareholders of record with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other shareholders or our former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Review and Approval of Advisory Agreement

At a meeting of the Board of Directors of Tortoise North American held on January 19, 2005, the directors who are not “interested persons” (as defined in the 1940 Act) (the Independent Directors), considered and approved an advisory agreement (the Advisory Agreement) with Tortoise Capital Advisors, LLC (the Adviser). In considering the Advisory Agreement, the Board of Directors, determined that the terms of the agreement are fair and reasonable and that approval of the Advisory Agreement on behalf of the Company is in the best interests of the Company.

2005 Annual Report	19

ADDITIONAL INFORMATION
(Continued)

In evaluating the Advisory Agreement, the Board of Directors reviewed materials furnished by the Advisor, including information regarding its affiliates and its personnel, operations and financial condition, all of which the Board of Directors found satisfactory. The Board of Directors also specifically considered the following as relevant to its determination to approve the Advisory Agreement: (1) the history, reputation, qualification and background of the Advisor and the team of analysts and portfolio managers, which the Board of Directors concluded was favorable; (2) the breadth of the securities, including Energy Company securities, from which the Advisor would select investments for the Company and the analysis related to those securities, which the Board of Directors concluded should be beneficial to investors; (3) the fee and expense ratios of the Company, which the Board of Directors concluded were reasonable given the quality of services expected to be provided in comparison to the fee and expense ratios of similar closed-end funds with similar investment objectives and policies; and (4) other factors deemed relevant by the Board of Directors, all of which the Board of Directors concluded were beneficial to the Company. The Board of Directors noted and approved that the fee rate would be applicable to all assets under management, including amounts representing borrowings by the Company, and the potential conflict of the Advisor in determining the amount of those borrowings.

Automatic Dividend Reinvestment Plan

If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan (the “Plan”), all distributions are automatically reinvested for stockholders by the Plan Agent, Computershare Investor Services, L.L.C. (“Computershare”), in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

On the distribution payment date, if the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Plan Agent.

There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold.

Stockholders may elect not to participate in the Plan by sending written instructions to Computershare, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare at 2 North LaSalle St., Chicago, III. 60602. You may also contact Computershare by phone at (800) 919-0315 or visit their Web site at www.computershare.com.

20	Tortoise North American Energy Corp.

Officers of the Company and of
the Investment Adviser
 Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Executive Management of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise North American Energy Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
 Independent

John R. Graham
 Independent

Charles E. Heath
 Independent

ADMINISTRATOR
 SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pa. 19456

CUSTODIAN
 Wachovia Bank, NA
123 South Broad St., PA4942
Philadelphia, Pa. 19109

TRANSFER AGENT
 Computershare Investor Services, L.L.C.
2 North LaSalle St.
Chicago, Ill. 60602
(800) 919-0315
www.computershare.com

LEGAL COUNSEL
 Blackwell Sanders Peper Martin LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
 (913) 981-1020
info@tortoiseadvisors.com

STOCK SYMBOL
 Listed NYSE Symbol: TYN

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Family of Funds

Name	Ticker/ Inception Date	Targeted Investments	Investor Suitability	Investment Restrictions	Total Assets as of November 30, 2005 ($ in millions)

Tortoise North America	TYN Oct. 2005	Canadian and U.S. Energy Infrastructure, Diversified in Canadian RITs and U.S. MLPs	Taxable Accounts	50% Restricted Diversified to meet RIC requirements	$152

Tortoise Energy	TYG Feb. 2004	U.S. Energy Infrastructure, More Diversified in MLPs	Retirement Accounts Pension Plans Taxable Accounts	30% Restricted 10% Issuer-limited	$696

Tortoise Capital	TYY May 2005	U.S. Energy Infrastructure, More concentrated More direct placements	Retirement Accounts Pension Plans Taxable Accounts	50% Restricted 15% Issuer-limited	$494

“…Steady Wins™”

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise North American Energy Corp.

10801 Mastin Blvd., Suite 222 • Overland Park, Kan. 66210 • (913) 981-1020 • (913) 981-1021 (fax) • www.tortoiseadvisors.com

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s President, Chief Executive Officer and Chief Financial Officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Conrad S. Ciccotello, John R. Graham and Charles E. Heath and are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

             Audit Fees. For professional services rendered with respect to the audit of the Company’s financial statements and the review of the Company’s statutory and regulatory filings with the SEC for the period from January 13, 2005 (date of organization) to November 30, 2005, the Company paid Ernst & Young LLP (E&Y) fees in the approximate amount of $73,000. The Company was formed on January 13, 2005, and thus did not pay E&Y any fees prior to that date.

             Audit-Related Fees. The Company did not pay E&Y any fees for assurance related services provided to the Company for the period from January 13, 2005 to November 30, 2005.

             Tax Fees. For professional services for tax compliance, tax advice and tax planning for the period from January 13, 2005 to November 30, 2005, the Company paid to E&Y fees in the approximate amount of $15,000.

             All Other Fees. The Company did not pay E&Y any fees for services other than those described above for the period from January 13, 2005 to November 30, 2005.

             Aggregate Non-Audit Fees. The Company paid E&Y an aggregate amount of $15,000, as listed above, for non-audit services provided to the Company for the period from January 13, 2005 to November 30, 2005.

             The audit committee has adopted pre-approval polices and procedures that require the audit committee to pre-approve (i) the selection of the registrant’s independent auditors, (ii) the engagement of the independent auditors to provide any non-audit services to the registrant, (iii) the engagement of the independent auditors to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, and (iv) the fees and other compensation to be paid to the independent auditors. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent auditors for non-audit services of less than $5,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided by E&Y, and all non-audit services provided by E&Y for the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant, that are related to the operation of the registrant. None of these services provided by E&Y were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

             The audit committee has considered whether E&Y’s provision of services (other than audit services) to the registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the registrant is compatible with maintaining E&Y’s independence in performing audit services.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of this Audit Committee are Conrad S. Ciccotello, John R. Graham and Charles E. Heath.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the registrant’s proxy voting policy is attached.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

None.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise North American Energy Corporation

By (Signature and Title)	\s\David J. Schulte

David J. Schulte
President and Chief Executive Officer

Date 1/27/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	\s\David J. Schulte

David J. Schulte
President and Chief Executive Officer

Date 1/27/06

By (Signature and Title)	\s\Terry C. Matlack

Terry C. Matlack
Chief Financial Officer

Date 1/27/06

TORTOISE NORTH AMERICAN ENERGY CORPORATION

PROXY VOTING POLICIES AND PROCEDURES

1.      Introduction

          Tortoise North American Energy Corporation (the “Company”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of the Company and its shareholders. In pursuing this policy, proxies should be voted in a manner that is intended to maximize shareholder value and all conflicts of interests should be resolved exclusively in favor of the Company.

2.      Delegation

          The Company hereby delegates responsibility for voting proxies for which it is entitled to vote to Tortoise Capital Advisors, LLC (the “Adviser”) and the Adviser hereby accepts such delegation and agrees to vote proxies in accordance with these Policies and Procedures. The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting.

3.      General

a.

Because of the unique nature of the Canadian Royalty and Income Trusts (“RITs”) and Master Limited Partnerships (“MLPs”) in which the Company primarily invests, the Adviser shall evaluate each proxy on a case-by-case basis. Because proxies of RITs and MLPs are expected to relate only to extraordinary measures, the Company does not believe it is prudent to adopt pre-established voting guidelines.

b.

The Chief Executive Officer is responsible for monitoring Company actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Company is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

c.

The Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.

d.

All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser and shall be executed by the Chief Executive Officer. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.

e.	The Company may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

4.      Conflicts of Interest

          The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the Managers of the Adviser actually knew or should have known of the conflict. The Company is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

	•	A principal of the Company or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

	•	An immediate family member of a principal of the Company or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

	•	The Company, any venture capital fund managed by the Company, or any affiliate holds a significant ownership interest in the portfolio company.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to Terry C. Matlack, the Adviser’s Compliance Officer.

          If a material conflict is identified, Company management, may (i) disclose the potential conflict to the Board of Directors and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

5.	Board Reporting.

a.

The Adviser shall submit a report at the next regularly scheduled meeting, but no less frequently than annually to the Board regarding any issues arising under the Policy, including any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including information about conflicts.

	b.	The Adviser shall submit a report at the next regularly scheduled meeting, but no less frequently than annually, identifying any recommended changes in practices.

6.	Recordkeeping

The Chief Executive Officer is responsible for maintaining the following records:

	•	proxy voting policies and procedures;

•

proxy statements (provided, however, that the Company may rely on the Securities and Exchange Commission’s EDGAR system if the Company filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Company with an undertaking to provide a copy of the proxy statement promptly upon request);

	•	records of votes cast; and

	•	any records prepared by the Company that were material to a proxy voting decision or that memorialized a decision.

TORTOISE CAPITAL ADVISORS, L.L.C.

PROXY VOTING POLICIES AND PROCEDURES

1.          Introduction

Unless a client is a registered investment company under the Investment Company Act of 1940 or a client requests Tortoise Capital Advisors, L.L.C. (the “Adviser”) to do so in writing, the Adviser does not vote proxy materials for its clients. In the event the Adviser receives any proxies intended for clients who have not delegated proxy voting responsibilities to the Adviser, the Adviser will promptly forward such proxies to the client for the client to vote. When requested by the client, the Adviser may provide advice to the client regarding proposals submitted to the client for voting. In the event an employee determines that the Adviser has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Compliance Officer who will advise the Investment Committee, and the Investment Committee will decide whether the Adviser should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict or (2) disclose to the client the conflict and decline to provide the advice.

In cases in which the client is a registered investment company under the Investment Company Act of 1940 or in cases where the client has delegated proxy voting responsibility and authority to the Adviser, the Adviser has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where Adviser accepts such delegation and agrees to vote proxies, Adviser will do so in accordance with these Policies and Procedures. The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting.

2.	General

a.

Because of the unique nature of the Master Limited Partnerships (“MLPs”), the Adviser shall evaluate each proxy of an MLP on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, the Adviser does not believe it is prudent to adopt pre-established voting guidelines.

b.

In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of the Company’s shareholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company’s shareholders.

c.

The Chief Executive Officer is responsible for monitoring Adviser’s proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

d.

The Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.

e.

All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser and shall be executed by the Chief Executive Officer. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.

	f.	The Adviser may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

3.	Conflicts of Interest

The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the managers of the Adviser actually knew or should have known of the conflict. The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

	•	A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

	•	An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

	•	The Adviser, any venture capital fund managed by the Adviser, or any affiliate holds a significant ownership interest in the portfolio company.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Adviser’s Compliance Officer.

If a material conflict is identified, Adviser management may (i) disclose the potential conflict to the client and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

4.	Recordkeeping

The Chief Executive Officer is responsible for maintaining the following records:

	•	proxy voting policies and procedures;

•

proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);

	•	records of votes cast and abstentions; and

	•	any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.